Exhibit 10.8

NICHOLAS FINANCIAL, INC. Automobile Dealer Retail Agreement

Non-Recourse Dealer Retail Agreement

The undersigned Dealer proposes to sell to the undersigned Nicholas Financial, Inc. (NFI), from time to time, Promissory Notes, Security Agreements, Retail Installment contracts, Conditional Sales Contracts, or other instruments hereinafter referred to as “Contracts”, evidencing installment payment obligations owing Dealer arising from the time sale of motor vehicle(s) and secured by such Contracts. It is understood that NFI shall have the sole discretion to determine which Contracts it will purchase from Dealer.

1.	Dealer represents and warrants that Contracts submitted to NFI for purchase shall represent valid, bona fide sales for the respective amount therein set forth in such Contracts and that such Contracts represent sales of motor vehicles owned by the Dealer and are free and clear of all liens and encumbrances.

2.	Upon purchase by NFI of any contracts hereunder from dealer, dealer shall endorse and assign to NFI the obligations and all pertinent security, security instruments, along with such provisional endorsements as may be stipulated for such contracts purchased by NFI.

3.	This Agreement, and sums payable hereunder, may not be assigned by Dealer without written consent of NFI.

4.	Dealer acknowledges that NFI charges an acquisition fee and a $75.00 loan processing charge on all contracts purchased and funded by NFI. The acquisition fee and loan processing charge are taken from Dealer Proceeds and are Non-Refundable. The amount is disclosed on each transaction and is set by Nicholas Financial, Inc.

5.	Perfection of Security Interest: For each Contract purchased by NFI, Dealer shall, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, file and record all documents necessary to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle and shall send NFI all security interest filing receipts. A Contract shall be subject to Repurchase for the life of the Contract if NFI suffers a loss due to the Dealership’s failure to (1) file and record, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, all documents required to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle; (2) send NFI the filing receipts reflecting said perfection.

6.	Indemnity: As a separate and cumulative obligation, Dealer shall defend and hold NFI harmless from any and all claims, defenses, offsets, damages, suits, administrative or other proceedings, cost (including reasonable attorney’s fees), expenses, losses, and liabilities. (Collectively Claims) arising out of connected with or relating to the Contract or the goods or services sold there under. Timing of indemnification is within 7 days of demand by NFI.

7.	Add-on Products and Services:

a.	Defined. “Add-on Products and Services,” or “APS,” shall mean service contracts, mechanical breakdown contracts, GAP contracts, credit life and credit accident and health insurance. In addition, the term shall include other products and services acceptable to and approved in writing by NFI from time to time.

b.	Cancellation of APS. If APS has been sold by the Dealer and financed in a Contract purchased by NFI, Dealer agrees that such APS shall be cancelable upon demand by Buyer. Upon such cancellation, Dealer shall immediately notify NFI that the Buyer has canceled the APS. Upon cancellation, Buyer shall be entitled to a refund of the unearned portion of the cash price of the APS as provided in the APS Contract or as may otherwise be required by law, whichever is greater. As between NFI and Dealer, Dealer agrees to pay to NFI, as appropriate, any refund due to Buyer under the terms of an APS Contract. Dealer’s liability under this Section shall be limited to the amount Dealer collected and retained or otherwise received, directly or indirectly, in connection with the sale of the APS.

8.	Privacy: Dealer shall not make any unauthorized disclosure of, or use any personal information of individual consumers which it receives from NFI or on NFI’s behalf other than to carry out the purposes for which such information is received. NFI and Dealer shall comply in all respects with all applicable requirements of Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations.

9.	No Provisions hereof may be modified, changed or supplemented, unless both parties agree to the amendment in writing.

Nicholas Financial, Inc.	Dealer:

By:	By:

Date:	Date:

DEALER NAME

1ST CHOICE AUTO SALES INC

1ST CLASS AUTO SALES

24/7 MOTORS LLC

247 AUTO SALES

3 BROTHERS INC

301CARSALES.COM

305 AUTO WHOLESALE CORP

31 W AUTO BROKERS INC

4 WHEELS OF FOX LAKES SALES

4042 MOTORS LLC

44 AUTO MART

5 STAR AUTO SALES

60 WEST AUTO SALES LLC

83 AUTO SALES LLC

A & D MOTORS, INC.

A & S GRAND AVE

A CAR LOT INC

A LOT OF USED CARS

A.R.J.’S AUTO SALES, INC

AAA AUTOMOTIVE LLC

AACC AUTO CAR SALES, INC

AARON AUTO SALES

ABBY’S AUTOS, INC.

ABC AUTOTRADER LLC

ABERNATHY’S AUTO SALES

ACCURATE AUTOMOTIVE OF

ACE AUTOSPORTS LLC

ACES AUTO MART

ACTIVE AUTO SALES

ADAMS AUTO GROUP

ADAMSON FORD LLC

ADS AUTO DISCOUNT SALES INC

ADVANCE AUTO WHOLESALE, INC.

ADVANCED AUTO & TRUCK

ADVANCED AUTO BROKERS, INC.

ADVANTAGE CAR & CREDIT

ADVANTAGE FORD OF STUART, INC

ADVENTURE CHRYSLER JEEP

ADVENTURE SUBARU LLC

AFFORDABLE AUTO AUCTION

AFFORDABLE RENTAL SALES

AJ CAR SALES

AJ’S AUTO

AK IMPORTS AUTO SALES

DEALER NAME

ALABAMA DIRECT AUTO

ALEXANDRIA MOTORS INC

ALFA MOTORS

ALL AMERICAN AUTO MART

ALL CREDIT CAR SALES LLC

ALL RIGHT AUTO SALES INC

ALL SEASON AUTO SALES LLC

ALL SEASONS AUTO SALES

ALL STAR AUTO GROUP LLC

ALL STAR DODGE CHRYSLER JEEP

ALL STAR MOTORS INC

ALLAN VIGIL FORD

ALLANS SHOWCASE

ALLEN TURNER AUTOMOTIVE

ALLSTAR MOTORS, INC.

ALM MALL OF GEORGIA

AL’S AUTO MART

ALTERNATIVES

AMBAR MOTORS, INC.

AMERICAN AUTO SALES OF CLOVER

AMERICAN AUTO SALES WHOLESALE

AMERICAN PRESTIGE AUTOS INC

AMERICAN SALES & LEASING INC

AMERIFIRST AUTO CENTER, INC.

ANDERSON AUTOMOTIVE GROUP INC

ANDRADE AUTO EXCHANGE INC

ANDY MOHR BUICK PONTIAC GMC

ANDY MOHR CHEVROLET, INC.

ANGRY CARS

ANNIE RAE INC

ANSWER ONE MOTORS

ANTHONY PONTIAC GMC BUICK INC

ANTHONY WAYNE AUTO SALES

APPROVAL AUTO CREDIT INC.

ARB WHOLESALE CARS INC

ARCH ABRAHAM NISSAN LTD

ARCH AUTO SALES

ARLINGTON AUTO SALES INC

ARMSTRONG FORD OF HOMESTEAD

ART MOEHN CHEVROLET, CO.

ASA REMARKETING

ASSET AUTOMOTIVE LLC

ASSOCIATED AUTOMOTIVE GROUP

ATCHINSON FORD SALES

DEALER NAME

ATL AUTO TRADE INC

ATL AUTOS .COM

ATLANTA LUXURY MOTORS INC

ATLANTIS RENT A CAR AND

AUCTION DIRECT USA

AURORA MOTOR CARS

AUTO ACCEPTANCE CENTER

AUTO AMERICA

AUTO B GOOD

AUTO BANK

AUTO BANK, INC.

AUTO BAZAAR

AUTO BRITE AUTO SALES

AUTO CENTERS NISSAN INC

AUTO CENTERS ST CHARLES LLC

AUTO CITY LLC

AUTO CLUB OF MIAMI

AUTO CREDIT

AUTO CREDIT EXPRESS LLC

AUTO DIRECT

AUTO DIRECT COLUMBUS OH

AUTO DIRECT PRE-OWNED

AUTO EXCHANGE

AUTO EXCHANGE

AUTO EXPRESS CREDIT INC

AUTO EXPRESS ENTERPRISE INC

AUTO GALAXY INC

AUTO GROUP USA

AUTO LAND AUTO SALES INC

AUTO LIBERTY OF ARLINGTON

AUTO LINE, INC.

AUTO LIQUIDATION DIRECT LLC

AUTO LIQUIDATORS OF TAMPA, INC

AUTO MAC 2

AUTO MARKET

AUTO MARKET OF FLORIDA CORP

AUTO MART, INC.

AUTO MASTERS AUTO SALES LLC

AUTO MAX

AUTO MAX

AUTO MAX USA LLC

AUTO NETWORK OF THE TRIAD LLC

AUTO NETWORK, INC.

AUTO PARK CORPORATION

DEALER NAME

AUTO PASS SALES & SERVICE CORP

AUTO PLAY LLC

AUTO PLAZA INC

AUTO PLAZA USA

AUTO POINT USED CAR SALES

AUTO PORT

AUTO PROFESSION CAR SALES 2

AUTO PROFESSIONAL CAR SALES

AUTO RITE, INC

AUTO SALES OF WINTER GARDEN

AUTO SELECT

AUTO SELECT INC

AUTO SELECTION OF CHARLOTTE

AUTO SMART

AUTO SOURCE CAROLINA LLC

AUTO SPECIALISTS

AUTO SPORT, INC.

AUTO STOP INC

AUTO TRADEMARK

AUTO TREND WHOLESALE

AUTO UNION OF MIAMI INC

AUTO VILLA

AUTO VILLA OUTLET

AUTO VILLA WEST

AUTO WAREHOUSE INC

AUTO WEEKLY SPECIALS

AUTO WISE AUTO SALES

AUTODEALS.ME LLC

AUTODRIVE, LLC

AUTOLAND

AUTOLAND USA AT SMYRNA

AUTOMAC USA INC

AUTOMART #1 LLC

AUTOMATIC AUTO CREDIT

AUTOMAX

AUTOMAX

AUTOMAX AUTO SALES INC

AUTOMAX OF ANDERSON

AUTOMAX OF GREENVILLE

AUTOMAX OF GREER

AUTOMOTIVE DIRECT USA INC

AUTONET GROUP LLC

AUTONOMICS

AUTOPLEX

DEALER NAME

AUTOPLEX IMPORT

AUTOPLEX, LLC

AUTOQUICK, INC.

AUTORAMA PREOWNED CARS

AUTOS BEST INC

AUTOS DIRECT ONLINE

AUTOS ONLINE

AUTOS R US

AUTOSHOW SALES AND SERVICE

AUTOWAY HONDA ISUZU

AUTOWORLD USA

AVIS FORD

AXELROD PONTIAC

AZZA MOTORS, INC.

B & B ELITE AUTO SALES LLC

BACHMAN AUTO GROUP, INC.

BAKER BUICK GMC CADILLAC

BALLAS BUICK GMC

BALTIMORE WASHINGTON AUTO

BANK AUTO SALES

BARBIES AUTOS CORPORATION

BARGAIN SPOT CENTER

BARTOW MOTORS

BARTS CAR STORE

BARTS CAR STORE INC

BASELINE AUTO SALES, INC.

BASIC AUTO SALES

BATES FORD INC

BEACH AUTO BROKERS, INC

BEACH AUTO KINGS

BEACH BLVD AUTOMOTIVE, INC

BEASLEY-CROSS PRE OWNED INC

BEAU TOWNSEND FORD

BECK’S AUTO

BEDFORD AUTO WHOLESALE

BEEJAY AUTO SALES INC

BEHLMANN ST PETERS PREOWNED

BELAIR ROAD DISCOUNT AUTO

BELLAMY AUTOMOTIVE GROUP, INC

BELLS AUTO SALES

BELL’S AUTO SALES

BELMONTE AUTO IMPORTS

BEN DAVIS CHEVROLET OLDSMOBILE

BEN MYNATT NISSAN

DEALER NAME

BENNETTS AUTO SALES OF OCALA

BENSON FORD MERCURY

BENSON NISSAN

BEREA AUTO MALL

BERGER CHEVROLET

BERMANS AUTOMOTIVE, INC.

BERT SMITH INTERNATIONAL

BESSEMER AL AUTOMOTIVE LLC

BEST AUTO SELECTION INC

BEST BUY AUTO OF TAMPA BAY INC

BEST BUY AUTO SALES AT THE

BEST BUY AUTO SALES OF TAMPA

BEST BUY MOTORS

BEST CAR PRICE USA, INC.

BEST CARS KC INC

BEST DEAL AUTO SALES

BEST DEAL AUTO SALES INC

BEST VALUE AUTO SALES INC

BETTER AUTOMALL LLC

BEV SMITH KIA

BEXLEY MOTORCAR COMPANY LLC

BIG BLUE AUTOS, LLC

BIG BOYS TOYS FLORIDA LLC

BIG O DODGE OF GREENVILLE, INC

BILL BLACK CHEVROLET,

BILL BRYAN CHRYSLER DODGE JEEP

BILL BRYAN SUBARU

BILL CLOUGH FORD INC

BILL ESTES CHEVROLET

BILL KAY CHEVROLET GEO INC

BILL OWENS AUTO SALES

BILLS & SON AUTO SALES INC

BILLS AUTO SALES & LEASING, LTD

BILLY RAY TAYLOR AUTO SALES

BILTMORE MOTOR CORP.

BLACKWELL MOTORS INC

BLAKE HOLLENBECK AUTO SALES IN

BLEECKER CHEVROLET PONTIAC

BLOOMINGTON AUTO CENTER

BLUE SPRINGD FORD SALES INC

BLUESLADE MOTOR CARS LLC

BOB HOOK OF SHELBYVILLE, LLC

BOB JEANNOTTE BUICK GMC TRUCK

BOB KING’S MAZDA

DEALER NAME

BOB MAXEY LINCOLN-MERCURY

BOB PULTE CHEVROLET GEO, INC.

BOB STEELE CHEVROLET INC.

BOBB SUZUKI

BOBBY LAYMAN CHEVROLET, INC.

BOBBY MURRAY TOYOTA

BOB’S AUTO SALES

BORCHERDING ENTERPRISE, INC

BOSAK HONDA

BOULEVARD AUTO SALES & LEASING

BRAD’S USED CARS

BRAMAN HONDA OF PALM BEACH

BRAMLETT PONTIAC INC

BRANDON HONDA

BRECKENRIDGE MOTORS EAST LLC

BREVARD VALUE MOTORS

BROMLEY AUTO SALES, LLC

BRYANT USED CARS

BUCKEYE CITY AUTOMOTIVE GROUP

BUCKEYE FORD LINCOLN MERC OF O

BUCKEYE MOTORS

BUCKEYE NISSAN, INC.

BUDS AUTO SALES

BUYERS CHOICE AUTO CENTER LLC

BYERLY FORD-NISSAN, INC

BYERS CHEVROLET LLC

BYERS DELAWARE

BYERS DELAWARE AUTO LLC

BYERS IMPORTS

BYERS KIA

BYRONS AUTO SALES

C & D AUTO EXCHANGE

C & J AUTO WORLD LLC

C & S SALES

CADDY SHACK

CADILLAC OF NOVI INC

CAITO CAR COMPANY

CALIFORNIA AUTO CONNECTION INC

CALVARY CARS & SERVICE, INC

CAPITAL AUTO BROKERS

CAPITAL FORD INC

CAPITAL MOTORS

CAPITAL MOTORS LLC

CAPITOL AUTO

DEALER NAME

CAPITOL AUTO SALES, INC.

CAR BAZAAR INC OF FRANKLIN

CAR CENTRAL

CAR CITY USA LLC

CAR COLLECTION, INC.

CAR CONCEPTS REMARKETING

CAR CONNECTION

CAR COUNTRY

CAR CREDIT INC

CAR CREDIT XPRESS

CAR DEALZ

CAR DEPOT

CAR FINDERS, LLC

CAR MART FL.COM

CAR SOURCE, LLC.

CAR WORLD OF PALM BEACH, INC.

CAR ZONE

CAR ZONE

CARCITY

CARDINAL MOTORS INC

CARDIRECT LLC

CAREY PAUL HONDA

CARL GREGORY CHRYSLER-DODGE-

CARMART AUTO SALES, INC.

CARMART AUTOMALL LLC

CARMART EXPRESS

CARMIKES, INC.

CARNECTIONS

CARNECTIONS

CAROLINA AUTO EXCHANGE

CAROLINA AUTO SALEZ LLC 1

CAROLINA AUTO SPORTS

CAROLINA MOTORCARS

CARPLUS AUTO SALES INC

CARPORT SALES & LEASING, INC.

CARPROS AUTO SALES

CARRIAGE MITSUBISHI

CARROLLTON MOTORS

CARS & CREDIT OF FLORIDA

CARS & TRUCKS

CARS 4 U

CARS 4 YOU LLC

CARS N CARS, INC.

CARS OF SARASOTA LLC

DEALER NAME

CARS TRUCKS & MORE INC

CARS UNLIMITED

CARSMART, INC.

CARZ N TRUX

CARZ, INC.

CARZONE USA

CAS SALES & RENTALS

CASCADE AUTO GROUP, LTD

CASTLE BUICK GMC

CASTRIOTA CHEVROLET GEO INC.

CAVALIER AUTO SALES INC

CBF MOTORS LLC

CC MOTORS INC

CD S AUTOMOTIVE

CENTERVILLE AUTO MART

CENTRAL 1 AUTO BROKERS

CENTRAL PONTIAC INC.

CENTURY BUICK

CERTIFIED AUTO DEALERS

CHAMPION CHEVROLET

CHAMPION OF DECATUR, INC.

CHAMPION PREFERRED AUTOMOTIVE

CHAMPION TRUCK CENTER LLC

CHARLES BARKER PREOWNED OUTLET

CHARLES MOTOR CO.

CHARLOTTE MOTOR CARS LLC

CHARS CARS LLC

CHASE AUTO GROUP

CHATHAM PARKWAY TOYOTA

CHESTATEE FORD INC

CHEVROLET OF SPARTANBURG

CHIP’S CARS

CHOICE AUTO SALES

CHRIS CARROLL AUTOMOTIVE

CHRIS MOTORS AUTO SALES

CHRIS SPEARS PRESTIGE AUTO

CHRONIC INC.

CIRCLE CITY ENTERPRISES, INC.

CITI CARS, INC.

CITY AUTO SALES

CITY HYUNDAI

CITY MOTORS FLORIDA LLC

CITY STYLE IMPORTS INC

DEALER NAME

CITY USED CARS, INC

CJ’S AUTO STORE

CLARK CARS INC

CLARK’S SUNSHINE

CLASSIC AUTO GROUP INC

CLASSIC CADILLAC SAAB

CLASSIC FORD OF GENEVA

CLEAN CARS

CLEARWATER CARS INC

CLIFT BUICK GMC

CLINTON FAMILY FORD

COACHS BEST BUY MOTORS LLC

COAST TO COAST AUTO SALES

COASTAL AUTOMOTIVE INC

COCONUT CREEK HYUNDAI

COGGIN HONDA

COLBERT’S AUTO OUTLET

COLONIAL PONTIAC

COLUMBUS AUTO RESALE, INC

COLUMBUS AUTO WAREHOUSE LLC

COLUMBUS CAR TRADER

COMMONWEALTH DODGE LLC

CONCOURS AUTO SALES, INC.

CONEXION AUTO SALES

CONWAY IMPORTS AUTO SALES

CONYERS AUTO MAX

COOK & REEVES CARS INC

COOK MOTOR COMPANY

CORAL SPRINGS OLDSMOBILE, INC

CORLEW CHEVROLET CADILLAC OLDM

CORNERSTONER AUTOMOTIVE LLC

CORPORATE FLEET MANAGEMENT

CORTEZ MOTORS

COUCH MOTORS LLC

COUGHLIN AUTOMOTIVE- PATASKALA

COUGHLIN CHEVROLET- NEWARK

COUGHLIN CHEVROLET OF

COUGHLIN FORD OF CIRCLEVILLE

COUGHLIN HYUNDAI

COUGHLIN LONDON AUTO INC

COUNTRY HILL MOTORS INC

COUNTRY HILL MOTORS, INC.

COUNTRYSIDE FORD OF CLEARWATER

DEALER NAME

COURTESY CHRYSLER JEEP DODGE

COURTESY NISSAN

COURTESY PONTIAC ACURA

COWBOYS WHOLESALE INC

COX CHEVROLET INC

COX TOYOTA/SCION

COYLE CHEVROLET

CRAIG & BISHOP, INC.

CRAIG & LANDRETH INC

CRAMER HONDA OF VENICE

CREDIT MASTER AUTO SALE INC

CREDIT UNION REMARKETING

CREEL MOTORS

CRENCOR LEASING & SALES

CRESTMONT CADILLAC

CRIST MOTORSPORTS

CRM MOTORS, INC.

CRONIC CHEVROLET, OLDSMOBILE-

CROSSGATE MOTORS, INC.

CROSSROADS FORD OF INDIAN TRL

CROWN AUDI

CROWN BUICK GMC

CROWN HONDA

CROWN KIA

CROWN KIA

CROWN MOTORS INC

CROWN NISSAN

CROWN NISSAN

CROWN NISSAN GREENVILLE

CRYSTAL LAKE CHRYSLER JEEP INC

CRYSTAL TRUCK CENTER

CURRIE MOTORS DRIVERS EDGE

CURRIE MOTORS FRANKFORT INC

CURRY HONDA

D & J MOTORS, INC.

D & R TRUCK AND AUTO

DADE CITY AUTOMAX

DAN CUMMINS CHV BUICK PONTIAC

DAN HATFIELD AUTO GROUP

DAN TUCKER AUTO SALES

DANE’S AUTO SALES LLC

DAVCO AUTO LLC

DAVE EDWARDS TOYOTA

DAVES JACKSON NISSAN

DEALER NAME

DAVID RICE AUTO SALES

DAVID SMITH AUTOLAND, INC.

DAWSONS AUTO & TRUCK SALES INC

DAYTON ANDREWS DODGE

DAYTON ANDREWS INC.

DAYTON AUTO SALES INC

DBA AUTONATION CHEVROLET

DEACON JONES AUTO PARK

DEALERS CHOICE MOTOR COMPANY

DEALS ON WHEELS

DEALS ON WHEELS WHOLESALE LLC

DEALS UMLIMTED

DEALZ AUTO TRADE

DEALZ ON WHEELZ LLC

DEAN SELLERS, INC.

DECENT RIDE.COM

DEECO’S AUTO SALES INC

DENNIS AUTO POINT

DENNY’S AUTO SALES, INC.

DEPENDABLE MOTOR VEHICLES INC

DESTINYS AUTO SALES

DG & M AUTO SALES INC

DIAMOND MOTORS OF DAYTONA

DICK BROOKS HONDA

DICK MASHETER FORD, INC.

DICK SCOTT NISSAN, INC.

DIRECT AUTO EXCHANGE, LLC

DISCOUNT AUTO BROKERS

DISCOUNT MOTOR MALL, INC.

DISCOVERY AUTO CENTER LLC

DIVERSIFIED AUTO SALES

DIVINE AUTO SALES

DIXIE IMPORT INC

DIXIE WAY MOTORS INC

DM MOTORS, INC.

DODGE OF ANTIOCH INC

DOMESTIC ACQUISITIONS

DON AYERS PONTIAC INC

DON BROWN CHEVROLET, INC.

DON HINDS FORD, INC.

DON JACKSON CHRYSLER DODGE

DON JACKSON IMPORTS CARS INC

DON MARSHALL CHYSLER CENTER

DON MEALEY CHEVROLET

DEALER NAME

DON MOORE CHEVROLET CADILLAC

DON REID FORD INC.

DORAL AUTO MALL

DORAL CARS OUTLET

DOTSON BROS CHRYS DODGE PLYM

DOWN HOME MOTORS LLC

DOWNTOWN BEDFORD AUTO

DRIVE NOW AUTO SALES

DRIVER SEAT AUTO SALES LLC

DRIVERIGHT AUTO SALES, INC.

DRIVERS WORLD

DRIVEWAYCARS.COM

DRIVING DREAMS AUTO SALES LLC

DRY RIDGE TOYOTA

DUGAN CHEVROLET PONTIAC

DULUTH AUTO EXCHANGE

DURAN MOTOR SPORTS INC

DUVAL CARS LLC

DUVAL FORD

DYNASTY MOTORS

E & R AUTO SALES INC

E AUTO SOLUTIONS

EAGLE ONE AUTO SALES

EARL TINDOL FORD, INC.

EAST ANDERSON AUTO SALES

EAST BEACH AUTO SALES

EAST LAKE TRUCK & CAR SALES

EAST ORLANDO KIA

EASTERN SHORE AUTO BROKERS INC

EASTGATE MOTORCARS, INC

EASY AUTO AND TRUCK

EASY FINANCE AUTO

EAZY RIDE AUTO SALES LLC

ECONO AUTO SALES INC

ECONO MOTORS.NET

ECONOMIC AUTO SALES INC

ECONOMY AUTO MART

ECONOMY MOTORS LLC

ED HOWARD LINCOLN MERCURY INC.

ED NAPLETON ELMHURST IMPORTS I

ED NAPLETON HONDA

ED TILLMAN AUTO SALES

ED VOYLES HONDA

ED VOYLES HYUNDAI

DEALER NAME

ED VOYLES KIA OF CHAMBLEE

EDDIE ANDRESON MOTORS

EDDIE AUTO BROKERS

EDDIE CRAIGS EXPRESS

EDDIE MERCER AUTOMOTIVE

EDWARDS CHEVROLET CO

EJ’S QUALITY AUTO SALES, INC.

ELITE AUTO

ELITE AUTO SALES OF ORLANDO

ELITE CAR SALES OF CLEARWATER

ELITE CAR SALES WEST INC

ELITE IMPORTS

ELITE MOTORS

ELITE RIDES

ELYRIA BUDGET AUTO SALES INC

EMPIRE AUTO SALES & SERVICE

EMPIRE AUTOMOTIVE GROUP

ENGLEWOOD FORD

ENON AUTO SALES

ENTERPRISE

ENTERPRISE CAR SALES

ENTERPRISE CAR SALES

ENTERPRISE CAR SALES

ENTERPRISE CAR SALES

ENTERPRISE CAR SALES

ENTERPRISE CAR SALES

ENTERPRISE LEASING CO OF

ENTERPRISE LEASING CO. OF ORL.

ENTERPRISE LEASING COMPANY

ENTERPRISE LEASING COMPANY

ERNEST MOTORS, INC.

ERNIE PATTI AUTO LEASING &

ETTLESON HYUNDAI LLC

EXCLUSIVE CARZ AND AUTO

EXCLUSIVE MOTOR CARS LLC

EXCLUSIVE MOTORCARS LLC

EXECUTIVE CARS LLC

EXECUTIVE MOTORS

EXOTIC MOTORCARS

EXPRESS AUTO SALES

EXPRESS AUTO SALES NO 1

EXPRESS MOTORS LLC

EXTREME DODGE DODGE TRUCK

EXTREME IMPORTS

DEALER NAME

EZ AUTO & TRUCK PLAZA II INC

E-Z WAY CAR SALES & RENTALS

FACIDEAL AUTO CENTER INC

FAIRLANE FORD SALES, INC.

FAITH MOTORS, INC.

FALCONE AUTOMOTIVE

FAME FINANCE COMPANY

FANELLIS AUTO

FARMINGTON’S FINEST USED CARS

FAST AUTO SALES, LLC

FENTON NISSAN OF TIFFANY SPRGS

FERCO MOTORS CORP

FERMAN CHEVROLET

FERMAN CHRYSLER PLYMOUTH

FERMAN NISSAN

FIAT OF SAVANNAH

FIAT OF WINTER HAVEN

FIRKINS C.P.J.S.

FIRST AUTO CREDIT

FIRST CHOICE AUTOMOTIVE INC

FIRST CLASS AUTO CHOICE

FIRST STOP AUTO SALES

FIRST UNION AUTOMOTIVE LLC

FISCHER NISSAN INC.

FITZGERALD MOTORS, INC.

FIVE POINTS AUTO GROUP INC

FIVE STAR AUTO SALES OF

FIVE STAR CAR & TRUCK

FIVE STAR DODGE

FIVE STAR FORD STONE MOUNTAIN

FLAMINGO AUTO SALES

FLEET SERVICES REMARKETING

FLEET STREET REMARKETING

FLETCHER CHRYSLER PRODUCTS INC

FLORENCE AUTO MART INC

FLORIDA AUTO EXCHANGE

FLORIDA FINE CARS INC

FLORIDA USED CARS INC

FLOW HONDA

FLOW MOTORS

FLOWERS HONDA

FORD OF PORT RICHEY

FOREMAN MOTORS, INC.

FORT MYERS TOYOTA INC.

DEALER NAME

FORT PIERCE MOTORS, INC.

FORT WALTON BEACH

FORT WAYNE TOYOTA/LEXUS OF

FORTUNE MOTOR GROUP

FOX FORD LINCOLN MIDWEST LLC

FOXWORTHY AUTO SUPERSTORE

FRANK LETA AUTOMOTIVE OUTLET

FRANK MYERS AUTO SALES, INC

FRANKIES AUTO SALES

FRED ANDERSON NISSAN OF RALEIG

FRENSLEY CHRYSLER PLYMOUTH

FRIENDLY FINANCE AUTO SALES

FRONTIER MOTORS INC

FUTURE AUTOMOTIVE LLC

G & R AUTO SALES CORP

G & W MOTORS INC

GAINESVILLE MITSUBISHI

GANLEY BEDFORD IMPORTS INC

GANLEY CHEVROLET, INC

GANLEY CHRYSLER JEEP DODGE INC

GANLEY EAST, INC

GANLEY LINCOLN MERCURY

GANLEY, INC

GARY SMITH FORD

GASTONIA CHRYSLER JEEP DODGE

GASTONIA NISSAN, INC

GATES CHEV PONT GMC BUICK

GATEWAY AUTO PLAZA

GATOR AUTOMOTIVE SALES, INC

GATOR CHRYSLER-PLYMOUTH, INC.

GATORLAND KIA

GENE GORMAN AUTO SALES

GENERAL AUTO

GENERAL AUTO LLC

GEN-X CORP

GEOFF ROGERS AUTOPLEX

GEORGIA BEST MOTORS

GEORGIA CHRYSLER DODGE

GERDON AUTO SALES INC

GERMAIN FORD

GERMAIN OF SARASOTA

GERMAIN TOYOTA

GERMAIN TOYOTA

GETTEL NISSAN OF SARASOTA

DEALER NAME

GETTEL TOYOTA

GILBERT CHEVROLET COMPANY INC

GINN MOTOR COMPANY

GLASSMAN OLDSMOBILE, INC.

GLEN BURNIE AUTO EXCHANGE, INC

GLENN BUICK GMC TRUCKS

GLOBAL AUTO EXPO INC

GLOBAL CONSULTANTS CO

GLOBAL MOTORS INC

GLOBE AUTO SALES

GLOVER AUTO SALES

GMT AUTO SALES, INC

GOLDEN OLDIES

GOLLING CHRYSLER JEEP

GOOD BAD NO CREDIT AUTO SALES

GOOD CARS

GOOD MOTOR COMPANY

GOOD SAM MOTORS INC

GOOD TO GO AUTO SALES, INC.

GR MOTOR COMPANY

GRANT CAR CONCEPTS

GRANT MOTORS CORP.

GRAVITY AUTOS ROSWELL

GREAT BRIDGE AUTO SALES

GREAT INVESTMENT MOTORS

GREAT LAKES CHRYSLER DODGE JEE

GREEN FORD, INC

GREEN LIGHT CAR SALES

GREENBRIER VW LLC

GREENE FORD COMPANY

GREENLIGHT MOTORS, LLC

GREEN’S TOYOTA

GREG SWEET CHEVY BUICK OLDS

GREG SWEET FORD INC

GRIFFIN FORD SALES, INC.

GRIFFIN MOTOR CO, INC

GROGANS TOWNE CHRYSLER

GROW AUTO FINANCIAL INC

GS AUTO BROKERS LLC

GULF ATLANTIC WHOLESALE INC

GULF COAST AUTO BROKERS, INC.

GULF MOTORS OF FT. MEYERS

GWINNETT PLACE FORD

GWINNETT PLACE NISSAN

DEALER NAME

H & H AUTO SALES

H H NISWANDER PONTIAC BUICK CA

HAASZ AUTO MALL, LLC

HAGGERTY BUICK GMC INC

HAIMS MOTORS INC

HALLMARK HYUNDAI

HAMILTON CHEVROLET INC

HAMMCO INC

HANNA IMPORTS

HAPPY AUTO MART

HAPPY CARS INC

HARBOR CITY AUTO SALES, INC.

HARDIE’S USED CARS, LLC

HARDY CHEVROLET

HARDY CHEVROLET INC

HAROLD CHEVROLET BUICK, INC.

HARRELSON NISSA

HARRIET SALLEY AUTO GROUP LLC

HATCHER’S AUTO SALES

HATFIELD HYUNDAI

HATFIELD USED CAR CENTER

HAVANA FORD INC.

HAYDOCY PONTIAC-GMC TRUCK INC

HEADQUARTER TOYOTA

HEARTLAND CHEVROLET

HEATH MOTORSPORTS

HEAVENLY IMPORTS LLC

HENDRICK CHRYSLER DODGE JEEP

HENDRICK HONDA

HENNESSY MAZDA PONTIAC

HERITAGE AUTOMOTIVE GROUP

HERITAGE CADILLAC-OLDS, INC.

HERITAGE MOTOR COMPANY

HERITAGE NISSAN

HERRINGTON AUTOMOTIVE

HIBDON MOTOR SALES

HICKORY HOLLOW CARNIVAL KIA

HIDY ACURA

HIGH Q AUTOMOTIVE CONSULTING

HIGHLINE AUTOSPORTS

HIGHLINE IMPORTS, INC.

HIGHWAY 31 AUTO SALES LLC

HILBISH MOTORS CO, INC

HILL NISSAN INC

DEALER NAME

HILLSIDE AUTO SALES

HILTON HEAD MITSUBISHI

HILTON HEAD NISSAN

HOGSTEN AUTO WHOLESALE

HOLLAND BROTHERS MOTORS LLC

HOLLYWOOD MOTOR CARS LLC

HOLLYWOOD MOTOR CO #1

HOLLYWOOD MOTOR CO #3

HOMESTEAD MOTORS

HOMETOWN AUTO MART, INC

HONDA CARS OF BRADENTON

HONDA MALL OF GEORGIA

HONDA MARYSVILLE

HONDA OF FRONTENAC

HONDA OF GAINESVILLE

HONDA OF MENTOR

HONDA OF OCALA

HONDA OF TIFFANY SPRINGS

HONDA VOLVO OF JOLIET

HOOVER AUTOMOTIVE LLC

HOOVER MITSUBISHI CHARLESTON

HOOVER TOYOTA, LLC

HORACE G ILDERTON

HOSICK MOTORS INC

HT MOTORS INC

HUBERT VESTER CHEVROLET

HUBERT VESTER TOYOTA SCION

HUBLER FINANCE CENTER

HUBLER NISSAN, INC.

HUGH WHITE HONDA

HUNT AUTOMOTIVE, LLC

HUSTON MOTORS INC.

HUTCHINSON PONTIAC GMC

HWY 150 BUYERS WAY, INC.

HYUNDAI CERTIFIED CENTER

HYUNDAI OF BRADENTON

HYUNDAI OF LOUISVILLE

HYUNDAI OF NEW PORT RICHEY

HYUNDAI OF NICHOLASVILLE

HYUNDIA OF GREER

HYUNDIA OF ORANGE PARK

HZF PLAINWELL

I DRIVE USA CORP

ICARS LLC

DEALER NAME

ICON MOTORS LLC

IDAHOSA MOTORS INC

IDEAL AUTO

IDEAL USED CARS INC

IMAGINE CARS

IMPERIAL MOTORS

IMPERIAL SALES & LEASING INC

IMPORT AUTO BROKERS INC

IMPORT’S LTD

INDIAN RIVER LEASING CO

INDY MOTORS SOUTH

INDY MOTORSPORTS

INDY’S UNLIMITED MOTORS

INFINITI OF COLUMBUS, LLC

INFINITI RICHMOND INC

INTEGRITY AUTO PLAZA LLC

INTEGRITY AUTO SALES, INC.

INTERNATIONAL AUTO LIQUIDATORS

INTERNATIONAL AUTO OUTLET

INTERNATIONAL AUTO WHOLESALERS

INTERSTATE MOTORS LLC

IRENKO AUTO SALES CORP

ISAACS PRE-OWNED AUTOS LLC

ISLAND MOTOR SALES

J & C AUTO SALES

J & M AFFORDABLE AUTO, INC.

J&B AUTO SALES & BROKERAGE

JACK DEMMER FORD, INC.

JACK MAXTON CHEVROLET INC

JACK MAXTON CHEVROLET, INC

JACK MAXTON USED CARS

JACK MILLER KIA

JACKIE MURPHY’S USED CARS

JACK-SON AUTO SALES INC

JACKSONVILLE AUTO LINK INC

JACKSONVILLE AUTO SALES LLC

JACOBY MOTORS INC

JAKE SWEENEY CHEVROLET, INC

JAKE SWEENEY MAZDA WEST

JAKE SWEENEY SMARTMART INC

JAKMAX

JAMESTOWN AUTO SALES INC

JARRARD PRE-OWNED VEHICLES

JARRETT FORD MERCURY

DEALER NAME

JARRETT FORD OF PLANT CITY

JARRETT GORDON FORD INC

JAX AUTO WHOLESALE, INC.

JAY HONDA

JAY WOLFE AUTO OUTLET

JB’S AUTO SALES OF PASCO, INC.

JC AUTOMAX

JC LEWIS FORD, LLC

JEANIES AUTOMOTIVE INC

JEFF SCHMITT AUTO GROUP

JEFF SCHMITT COLUMBUS INC

JEFF WYLEF CHEVROLET OF

JEFF WYLER ALEXANDRIA, INC.115

JEFF WYLER CHEVROLET, INC

JEFF WYLER CHRYSLER JEEP DODGE

JEFF WYLER FAIRFIELD, INC

JEFF WYLER SPRINGFIELD, INC

JEFFREYS AUTO EXCHANGE

JEMS AUTO SALES INC

JENKINS ACURA

JENKINS MAZDA

JENKINS NISSAN, INC.

JEREMY FRANKLINS SUZUKI OF KAN

JERRY HAGGERTY CHEVROLET INC

JERRY WILSON’S MOTOR CARS

JIM BUTLER AUTO PLAZA

JIM M LADY OLDSMOBILE INC

JIM ORR AUTO SALES

JIM SKINNER FORD INC

JIM WHITE HONDA

JIM WOODS AUTOMOTIVE, INC.

JIMMY SMITH PONTIAC BUICK GMC

JK AUTOMOTIVE GROUP LLC

JKB AUTO SALES

JMC AUTO BROKERS INC

JODECO AUTO SALES

JOE COTTON FORD

JOE KIDD MITSUBISHI

JOE WINKLE’S AUTO SALES LLC

JOHN BELL USED CARS INC

JOHN BLEAKLEY FORD

JOHN FINGER MAZDA

JOHN HIESTER CHEVROLET

JOHN HINDERER HONDA

DEALER NAME

JOHN JENKINS, INC.

JOHNNY WRIGHT AUTO SALES LLC

JOHNNYS MOTOR CARS LLC

JOHNSON’S AUTO INC

JOMAX AUTO SALES

JOSEPH CHEVROLET OLDSMOBILE CO

JOSEPH MOTORS

JULIANS AUTO SHOWCASE, INC.

JUST-IN-TIME AUTO SALES INC

K T AUTO SALES LLC

KAHLER AUTO SALES LLC

KAISER PONTIAC BUICK GMC

KALER LEASING SERVICES INC

KAR CONNECTION

KARL FLAMMER FORD

KATHY’S KARS

KC CARPLEX LLC

KDK AUTO BROKERS

KEFFER OF MOORESVILLE, LLC

KEFFER PRE-OWNED SOUTH

KEGANS AUTOMOTIVE GROUP LLC

KEITH HAWTORNE FORD

KEITH PIERSON TOYOTA

KELEMEN AUTO SALES

KELLEY BUICK GMC INC

KELLY FORD

KELLYS KARZ LLC

KEN GANLEY NISSAN INC

KENDALL MITSUBISHI

KENDALL TOYOTA

KENNYS AUTO SALES, INC

KEN’S AUTOS

KENS KARS

KERRY NISSAN, INC.

KEVINS CAR SALES

KEY CHRYLSER PLYMOUTH INC

KIA ATLANTA SOUTH

KIA COUNTRY OF SAVANNAH

KIA MALL OF GEORGIA

KIA OF ALLIANCE

KIA OF CANTON

KIA TOWN CENTER

KING AUTOMOTIVE, LLC

KING SUZUKI OF HICKORY LLC

DEALER NAME

KINGDOM MOTOR CARS

KINGS FORD, INC

KINGS HONDA

KINGS OF QUALITY AUTO SALES

KISSELBACK FORD

KLASSIC CARS LLC

KMAX INC

KNE MOTORS, INC.

KNH WHOLESALE

KOE-MAK CORP

KUNES COUNTY FORD OF ANTIOCH

L & M MOTORS, LLC

LAFONTAINE AUTO GROUP

LAFONTAINE VOLKSWAGEN OF

LAGRANGE MOTORS

LAKE NISSAN SALES, INC.

LAKE NORMAN MOTORS LLC

LAKE VIEW MOTORS INC

LAKELAND AUTO MALL

LAKELAND CAR COMPANY LLC

LAKELAND CHRYSLER DODGE

LAKELAND NEW CAR ALTERNATIVE

LAKELAND TOYOTA INC.

LAKESIDE AUTO SALES, INC.

LANCASTER MOTOR CO.

LANDERS MCLARTY CHEVROLET

LANDERS MCLARTY SUBARU

LANDERS TOYOTA OF HAZELWOOD

LANDMARK AUTO INC

LANDMARK CDJ OF MONROE, LLC

LANE 1 MOTORS

LANGDALE HONDA KIA OF

LANIGAN’S AUTO SALES

LARRY JAY IMPORTS, INC

LASCO FORD INC

LAWRENCEBURG CHEVROLET INC

LEASDERS AUTO SALES LLC

LEBANON FORD LINCOLN

LEE’S AUTO SALES, INC

LEES SUMMIT DODGE CHRYSLER JEE

LEGACY FORD MERCURY

LEGACY MOTORS

LEGACY TOYOTA

LEITH MITSUBISHI

DEALER NAME

LGE CORP

LIBERTY MOTORS LLC

LIBERTY USED MOTORS INC

LINCOLNWAY SALES & SERVICE LLC

LIPTON TOYOTA

LITTLE RIVER TRADING CO OF

LOKEY NISSAN

LONGSTREET AUTO

LONGWOOD KIA MITSUBISHI

LOU BACHRODT CHEVROLET

LOU SOBH AUTOMOTIVE OF

LOUDON MOTORS, INC

LOWERY BROS. OVERSTOCK LLC

LOWEST PRICE TRANSPORTATION

LUCKY LINE MOTORS INC

LUXOR AUTOMOTIVE INC

LUXURY AUTO DEPOT

LUXURY AUTO LINE LLC

LUXURY AUTO MALL

LUXURY CARS & FINANCIAL, INC.

LUXURY IMPORTS AUTO SALES

LYNN HINES USED CARS

LYNN LAYTON CHEVROLET

M & M AUTO GROUP INC

M & M AUTO SUPER STORE

M & M AUTO WHOLESALERS, LLC

M & M AUTO, INC.

MACHADO AUTO SELL LLC

MAGIC IMPORTS OF

MAHER CHEVROLET INC

MAINLAND AUTO SALES INC

MANASSAS AUTO TRUCK & TRACTOR

MANASSAS AUTOMOBILE GALLERY

MARANATHA AUTO

MARANATHA CAR CO

MARCH MOTORS INC.

MARIETTA AUTO MALL CENTER

MARK SWEENEY BUICK PONTIAC GMC

MARLOZ OF HIGH POINT

MARSHALL FORD

MARSHALL MOTORS OF FLORENCE

MASHALLAH IMPORTS LLC

MASTER CAR INTERNATIONAL, INC

MASTER CARS

DEALER NAME

MATHEWS BUDGET AUTO CENTER

MATHEWS FORD INC.

MATHEWS FORD OREGON, INC

MATRIX AUTO SALES, INC.

MATTHEWS MOTOR COMPANY

MATTHEWS MOTORS INC.

MATTHEWS-HARGREAVES CHEVROLET

MAXIE PRICE CHEVROLETS OLDS,

MAXIMUM DEALS, INC.

MAXKARS MOTORS

MAYSVILLE AUTO SALES

MAZDA OF SOUTH CHARLOTTE

MC AUTO

MCABEE MOTORS

MCCLARY FORD INC

MCCLUSKY AUTOMOTIVE LLC

MCFARLAND CHEVROLET-BUICK, INC

MCGHEE AUTO SALES INC.

MCHUGH INC

MCJ AUTO SALES OF CENTRAL FLOR

MCKENNEY CHEVROLET

MCVAY MOTORS, INC.

MD AUTO SALES LLC

MEADE BROTHERS AUTO LLC

MECHANICSVILLE TOYOTA

MEDINA AUTO BROKERS

MEDINA AUTO MALL

MEDLIN MOTORS, INC.

MELRAY MOTORS CORP

MELROSE PARK AUTO MALL

MEMBERS SALES AND LEASING INC

MENTOR NISSAN

MEROLLIS CHEVROLET SALES

METRO HONDA

METRO IMPORTS INC

METRO USED CARS

METROLINA AUTO SALES INC

MGM AUTO SALES

MIA REPOS LLC

MIAMI AUTO COLLECTION, INC

MIAMI AUTO SHOW LLC

MIAMI AUTO WHOLESALE

MIAMI CARS INTERNATIONAL INC

DEALER NAME

MID AMERICA AUTO EXCHANGE INC

MID AMERICA AUTO GROUP

MID ATLANTIC AUTO SALES INC

MIDFIELD MOTOR COMPANY, INC.

MIDSTATE MOTORS

MID-TOWN MOTORS LLC

MID-TOWNE AUTO CENTER, INC.

MIDWAY AUTO GROUP

MIDWAY MOTORS

MIDWEST AUTO STORE LLC

MIDWEST FINANCIAL SERVICES

MIDWEST MOTORS & TIRES

MIDWESTERN AUTO SALES, INC.

MIG CHRYSLER DODGE JEEP RAM

MIKE BASS FORD

MIKE CASTRUCCI CHEVY OLDS

MIKE CASTRUCCI FORD OF ALEX

MIKE CASTRUCCI FORD SALES

MIKE ERDMAN TOYOTA

MIKE PRUITT HONDA, INC

MIKES TRUCKS AND CARS

MILE STRETCH AUTO SALES

MILES AUTO SALES

MILESTONE MOTORS, L.L.C.

MILLENIUM AUTOMOTIVE GROUP

MILNER O’QUINN FORD SALES INC

MILNES CHRYSLER DODGE JEEP

MILTON B PRICE

MILTON DODGE CHRYSLER JEEP

MILTON MARTIN HONDA

MINIVAN SOURCE, INC.

MIRA AUTO SALES LLC

MIRACLE CHRYSLER DODGE JEEP

MISSOURI MOTORS LLC

MITCH RUBINSTEIN MOTOR CO

MITCHELL MOTORS

MIX MOTORS INC

MJ AUTO SALES

MLC MOTOR CARS

MLC MOTORCARS

MLM AUTOBROKERS LLC

MODERN CHEVROLET

MODERN CORP

MONARCH CAR CORP

DEALER NAME

MONTGOMERY MOTORS

MONTROSE FORD LINCOLN/MERCURY

MOODY MOTORS

MOORE NISSAN

MOORING AUTOMOTIVE GROUP LLC

MORGANS AUTO INC

MOTOR CAR CONCEPTS II

MOTOR CARS HONDA

MOTORCARS

MOTORCARS TOYOTA

MOTORHOUSE INC

MOTORMART LLC

MOTORMAX OF GRAND RAPIDS

MOTORS DRIVEN INC

MOTORVATION MOTOR CARS

MR AUTO SALES

MR CAR LLC

MR DEALS AUTO SALES & SERVICE

MULLINAX FORD OF PALM BEACH

MURPHY AUTO CENTER OF

MURPHY MOTOR CO

MURRAY’S USED CARS

MV AUTO SALES

MY CAR LLC

MYLENBUSCH AUTO SOURCE LLC

N & D AUTO SALES, INC.

NALLEY HONDA

NANO MOTORS COMPANY

NAPLETONS NISSAN/NAPLETONS

NAPLETON’S RIVER OAKS CHRYSLER

NAPLETON’S RIVER OAKS KIA

NATIONAL ADVANCE CORP

NATIONAL AUTO SALES

NATIONAL CAR MART, INC

NATIONAL ROAD AUTOMOTIVE LLC

NATIONWIDE AUTOMOTIVE GROUP

NELSON AUTO SALES

NELSON MAZDA

NELSON MAZDA RIVERGATE

NEW CENTURY AUTO SALES INC

NEW DAWN AUTO MALL

NEW GENERATION MOTORS INC

NEW LIFE AUTO SALES LLC

DEALER NAME

NEWPORT AUTO GROUP

NEWTON’S AUTO SALES, INC.

NEXT CAR INC

NICHOLAS DATA SERVICES, INC.

NICKS AUTO MART

NIMNICHT CHEVROLET

NIMNICHT PONTIAC

NISSAN OF GALLATIN

NISSAN OF MELBOURNE

NISSAN ON NICHOLASVILLE

NISSAN SOUTH

NITRO MOTORS LLC

NORTH ATLANTA AUTO SUPERSTORE

NORTH ATLANTA MOTORS LLC

NORTH BROTHERS FORD, INC

NORTH COAST AUTO MALL

NORTH IRVING MOTORS INC

NORTH POINT CHRYSLER JEEP

NORTH POINT MOTORS, LLC

NORTHERN AUTO MART

NORTHLAND AUTO SALES

NORTHWOODS AUTOMOTIVE

NUMBER ONE IN RADIO ALARMS INC

OCEAN AUTO BROKERS

OCEAN HONDA

O’CONNOR AUTOMOTIVE, INC

O’CONNORS AUTO OUTLER

OFFLEASE AUTOMART LLC

OHIO MOTORS, INC.

OKOLONA MOTOR SALES

OLATHE FORD SALES, INC.

OLATHE KIA LLC

OLE BEN FRANKLIN MOTORS

OLIVER C. JOSEPH, INC.

OLYMPIC MOTOR CO LLC

OLYMPIC SALES & SERVICE

ON THE ROAD AGAIN, INC.

ON TRACK AUTO MALL, INC.

ONYX MOTORS

ORANGE PARK DODGE

ORLANDO AUTOS

ORLANDO DODGE, INC.

ORLANDO HYUNDAI

OSCAR MOTORS CORPORATION

DEALER NAME

OXMOOR FORD LINCOLN MERCURY

OXMOOR MAZDA

OXMOOR TOYOTA

PACE CAR

PACE CHEVROLET BUICK GMC

PACE MOTOR COMPANY

PALM BAY FORD

PALM BAY MOTORS

PALM BEACH AUTO DIRECT

PALM CHEVROLET

PALM CHEVROLET OF GAINESVILLE

PALMETTO FORD

PALMETTO WHOLESALE MOTORS

PAPPADAKIS CHRYSLER DODGE JEEP

PAQUET AUTO SALES

PARADISE MOTOR SPORTS

PARAMOUNT AUTO

PARK AUTO MALL, INC

PARKS AUTOMOTIVE, INC

PARKS CHEVROLET - GEO

PARKWAY FORD, INC.

PARKWAY MITSUBISHI

PARKWAY MOTORS INC

PARKWAY MOTORS INC

PATRICK O’BRIEN JR CHEVROLET

PATRIOT AUTOMOTIVE SALES &

PATTERSON AUTOMOTIVE, INC.

PAUL CERAME KIA

PAUL CLARK ENTERPRISES INC

PAUL MILLER FORD, INC.

PAUL WALSH NISSAN INC

PAYLESS AUTO DEALS LLC

PAYLESS AUTO OF TULLAHOMA

PAYLESS MOTORS LLC

PCT ENTERPRISES OF FLORIDA LLC

PEGGY’S AUTO SALES

PELHAM’S AUTO SALES

PENSACOLA AUTO BROKERS, INC

PERFORMANCE CHEVROLET BMW

PERFORMANCE CHRYSLER JEEP DODG

PERFORMANCE GMC OF

PERFORMANCE HONDA

PERFORMANCE TOYOTA

PETE MOORE CHEVROLET, INC

DEALER NAME

PETE MOORE IMPORTS, INC

PETERS AUTO SALES, INC.

PHILIP MOTORS INC

PHILLIPS CHRYSLER-JEEP, INC

PHILMARK INC

PHOENIX SPECIALTY MOTORS CORP

PIEDMONT AUTO SALES INC

PILES CHEV-OLDS-PONT-BUICK

PINELLAS MOTORS INC

PINEVILLE IMPORTS

PLAINFIELD AUTO SALES, INC.

PLAINFIELD FAMILY AUTO & REPAI

PLANET SUZUKI

PLATINUM AUTO SALES

PLATINUM AUTO SALES & LEASING

PLATTNER’S

PLAZA LINCOLN MERCURY

PLAZA PONTIAC BUICK GMC INC

POGUE CHEVROLET INC

PORTAL AUTOMOTIVE INC

POTAMKIN HYUNDAI, INC.

POWER MOTORS LLC

POWERBUY MOTORS

PRADO AUTO SALES

PREFERRED AUTO

PREMIER AUTO BROKERS, INC.

PREMIER AUTO EXCHANGE

PREMIER AUTO GROUP

PREMIER AUTOWORKS SALES &

PREMIER MOTORCAR GALLERY

PREMIER ONE MOTOR CARS INC

PREMIERE CHEVROLET, INC.

PREMIUM AUTO BY RENT

PREMIUM MOTORS LLC

PRESTIGE AUTO EXCHANGE

PRESTIGE AUTO MALL

PRESTIGE AUTO SALES II INC

PRESTIGE MOTORS

PRESTIGE MOTORS OF VIERA

PRESTON AUTO OUTLET

PRICE RIGHT STERLING HEIGHTS

PRICE WISE AUTO SALES, INC.

PRICED RIGHT CARS, INC

PRIME MOTORS INC

DEALER NAME

PRIME MOTORS, INC.

PROCAR

PROFESSIONAL AUTO SALES

PROVIDENCE AUTO GROUP LLC

QUALITY CARS INC

QUALITY IMPORTS

QUALITY PLUS MOTOR

QUEEN CITY AUTO SALES

R & B CAR COMPANY

R & W AUTOMOTIVE SALES, INC.

R.H. CARS, INC.

RAD MOTORSPORTS LLC

RALEIGH PRE-OWNED INC

RAMOS AUTO LLC

RANKL & RIES MOTORCARS, INC

RAY CHEVROLET

RAY PEARMAN LINCOLN MERCURY

RAY SKILLMAN EASTSIDE

RAY SKILLMAN FORD INC.

RAY SKILLMAN NORTHEAST MAZDA

RAY SKILLMAN OLDSMOBILE AND

RAY SKILLMAN USED CAR

RAY SKILLMAN WESTSIDE

RAYMOND CHEVROLET KIA

RE BARBER FORD INC

READY CARS INC

REALITY AUTO SALES INC

REDMOND AUTOMOTIVE

REDSKIN AUTO SALES INC

REGAL PONTIAC, INC.

REGIONAL WHOLESALE

REID’S AUTO CONNECTION

RELIABLE TRUCK SALES

RENEWIT CAR CARE

REVOLUTION MOTORS LLC

RICART FORD USED

RICE AUTO SALES

RICE TOYOTA

RICHARD HUGES AUTO SALES

RICHMOND FORD

RICK CASE CARS INC

RICK HILL NISSAN INC

RICK MATTHEWS BUICK PONTIAC

RICKS AUTO SALES

DEALER NAME

RIDE N DRIVE

RIDE TIME, INC.

RIGHTWAY AUTOMOTIVE CREDIT

RIGHTWAY AUTOMOTIVE CREDIT

RIGHTWAY AUTOMOTIVE CREDIT

RIOS MOTORS

RIVERSIDE MOTORS, INC

RIVIERA AUTO SALES SOUTH, INC.

RIV’S MOTORSPORTS

RML HUNTSVILLE AL AUTOMOTIVE

ROADKILL AUTO, INC.

ROB PARTELO’S WINNERS

ROBERTS COMPANY MOTOR MART LLC

ROCK BOTTOM AUTO SALES, INC.

ROCK ROAD AUTO PLAZA

ROCKENBACH CHEVROLET SALES INC

ROD HATFIELD CHRYSLER DGE JEEP

ROGER WILLIAMS AUTO SALES

ROGER WILSON MOTORS INC

ROSE AUTOMOTIVE INC

ROSE CITY MOTORS

ROSE CITY MOTORS

ROSE CITY MOTORS 2

ROSEN HYUNDAI OF ALGONQUIN LLC

ROSEN MAZDA

ROSEN NISSAN

ROSWELL MITSUBISHI

ROUEN MOTORWORKS LTD

ROUNTREE-MOORE INC

ROVING AUTO

ROY O’BRIEN, INC

ROYAL AUTO SALES

ROYAL OAK FORD SALES, INC.

RP AUTOMOTIVE LLC

RPM AUTO SALES

RPM AUTOS

RPT SALES & LEASING LLC

RT 177 AUTO SALES INC

S S AUTO INC

SABISTON MCCABE AUTO SOLUTIONS

SALTON MOTOR CARS INC

SAM GALLOWAY FORD INC.

SANDERSON AUTO SALES INC

DEALER NAME

SANDY SANSING MAZDA INC

SANSING CHEVROLET, INC

SATURN OF SARASOTA, INC.

SAULS MOTOR COMPANY, INC.

SAVANNAH AUTO

SAVANNAH AUTOMOTIVE GROUP

SAVANNAH SPORTS AND IMPORTS

SCOGGINS CHEVROLET OLDS BUICK

SCOTT CLARK HONDA

SEELYE WRIGHT KIA OF HOLLAND

SELECT AUTO SALES

SELECT MOTORS OF TAMPA INC.

SELECTIVE AUTO & ACCESSORIES

SERRA NISSAN VOLKSWAGON

SERRA VISSER NISSAN INC

SHAD MITSUBISHI

SHARP CARS OF INDY

SHAWNEE MOTORS GROUP

SHEEHAN PONTIAC

SHEEHY FORD INC

SHELBYVILLE CHRYSLER PRODUCTS

SHERDAN ENTERPRISES LLC

SHERWOOD AUTO & CAMPER SALES

SHERWOOD OF SALISBURY INC

SHOALS UNIVERSITY KIA

SHOOK AUTO INC

SHORELINE AUTO CENTER INC

SHOW ME AUTO MALL INC

SHUTT ENTERPRISES INC

SIGN & DRIVE AUTO SALES LLC

SIGN & DRIVE MOTORS LLC

SIGNATURE MOTORS USA LLC

SIMMONS NISSAN

SIMON SAYS ETC CORP

SIMS BUICK GMC NISSAN

SIMS BUICK PONTIAC, LLC

SINA AUTO SALES, INC.

SINCLAIR DAVE LINCOLN MERCURY

SIX AUTO SALES

SKY AUTOMOTIVE GROUP CORP

SMH AUTO

SMITH MOTORS LLC

SMITHFIELD AUTO & TRUCK CENTER

SOLAR AUTO SALES INC

DEALER NAME

SOUTH 71 AUTO SALES

SOUTH BEACH MOTOR CARS

SOUTH CHARLOTTE PREOWNED AUTO

SOUTH COUNTY AUTO PLAZA

SOUTH DADE TOYOTA

SOUTH I-75 CHRYSLER DODGE JEEP

SOUTH MOTORS HONDA

SOUTHEAST JEEP EAGLE

SOUTHERN AUTOMOTIVE ENTERPRISE

SOUTHERN CHEVROLET

SOUTHERN MOTOR COMPANY

SOUTHERN STAR AUTOMOTIVE

SOUTHERN TRUST AUTO GROUP

SOUTHERN TRUST AUTO SALES

SOUTHFIELD JEEP-EAGLE, INC.

SOUTHGATE FORD

SOUTHPORT MOTORS

SOUTHTOWN MOTORS

SOUTHTOWNE ISUZU

SPACE & ROCKET AUTO SALES

SPACE COAST HONDA

SPIRIT FORD INC

SPITZER DODGE

SPITZER MOTOR CITY

SPORT MAZDA

SPORT MITSUBISHI

SPORTS AND IMPORTS, INC.

SPORTS CENTER IMPORTS INC

ST LOUIS AUTO BROKERS

ST LOUIS CARS & CREDIT INC

STANFIELD AUTO SALES

STAN’S CAR SALES

STAR MOTORS

STARGATE AUTO SALES LLC

STARK AUTO GROUP

STARK AUTO SALES

STATE AUT GROUP LLC

STATELINE CHRYSLER DODGE JEEP

STEARNS MOTORS OF NAPLES

STEELY LEASE SALES

STEPHEN A FINN AUTO BROKER

STERLING AUTO SALES

DEALER NAME

STEVE RAYMAN CHEVROLET, LLC

STEWART AUTO GROUP OF

STEWART MOTORS

STINGRAY CHEVROLET BARTOW LLC

STL AUTO BROKERS

STOKES AUTOMOTIVE INC

STOKES BROWN TOYOTA SCION

STOKES HONDA CARS OF BEAUFORT

STOKES KIA

STONE MOUNTAIN NISSAN

STREETLIGHT AUTO SALES, INC.

STUCKEY’S CHEVROLET BUICK

SUBARU CONCORD

SUBARU OF DAYTON

SUBARU OF KENNESAW LLC

SUBARU OF MCDONOUGH, LLC

SUBARU OF WICHITA LLC

SUBURBAN AUTO SALES

SUBURBAN CHRYSLER JEEP DODGE

SUMMIT PRE-OWNED OF RALEIGH

SUN STATE AUTO INC

SUN TOYOTA

SUNCOAST FLORIDA AUTO SALES

SUNCOAST KIA

SUNFLOWER AUTO PLAZA LLC

SUNRISE CHEVROLET

SUNSET CHEVROLET INC.

SUNSET MOTORS

SUNSHINE AUTO BROKERS INC

SUNTRUP NISSAN VOLKSWAGEN

SUPER AUTO SALES

SUPER AUTOS MIAMI

SUPERIOR ACURA

SUPERIOR CHEVROLET

SUPERIOR MOTORS NORTH

SUPERIOR PONTIAC BUICK GMC, INC

SUPREME MOTORS OF NASHVILLE

SUSAN SCHEIN CHRYSLER PLYMOUTH

SUSKI CHEVROLET BUICK INC

SUSKI USED CARS LLC

SUTHERLIN NISSAN MALL OF GA.

SUZUKI OF NASHVILLE

SWEENEY CHRYSLER DODGE JEEP

TAMIAMI FORD, INC.

DEALER NAME

TAMPA HONDALAND

TAMPABAYAUTOS.NET

TARGET AUTOMOTIVE

TAYLOR AUTO SALES INC.

TAYLOR MORGAN INC

TAYLOR’S AUTO SALES

TDR AUTO PLAZA LLC

TEAM AUTOMOTIVE

TEAM NISSAN OF MARIETTA

TED CIANOS USED CAR CENTER

TELLIS FOREIGN AUTO REPAIR INC

TENNESSEE AUTO SALES

TENNYSON CHEVROLET, INC.

TERRE HAUTE AUTO AND EQUIPMENT

TERRY CULLEN CHEVROLET

TERRY LABONTE CHEVROLET

TERRY LEE HONDA

TESSONE MOTORS SALES INC

THE 3445 CAR STORE, INC.

THE AUTO GROUP LLC

THE AUTO LIVERY

THE AUTO SOURCE, INC

THE AUTO STORE

THE AUTO STORE

THE AUTO STORE

THE AUTOBLOCK

THE CAR BARN

THE CAR CABANA OF

THE CAR CENTER

THE CAR COMPANY

THE CAR CONNECTION, INC.

THE CAR GUYS AUTO SALES

THE CAR SHACK

THE CAR SHOPPE LLC

THE CAR STORE

THE CAR STORE

THE CAR STORE INC.

THE CORNER AUTO SALES

THE KIA STORE

THE LUXURY AUTOHAUS INC.

THE MINIVAN STORE

THE MOTOR GROUP LLC

THE REPO STORE

THE TRUCK FARM OF EASLEY

DEALER NAME

THE TRUCK JUNCTION, INC

THE WHOLESALE OUTLET INC

THOMAS & SON INC.

THOMAS AUTO MART, INC.

THOMASVILLE TOYOTA

THORNTON CHEVROLET, INC

THORNTON ROAD HYUNDAI

THORNTON ROAD KIA

THOROUGHBRED FORD INC

THRIFTY OF GRAND RAPIDS

TIFFIN FORD LINCOLN MERCURY

TILLMAN AUTO LLC

TKP AUTO SALES INC

TOLEDO METRO AUTO SALES

TOM BUSH AUTO PLEX

TOM DAVID MOTORS, INC.

TOM GILL CHEVROLET

TOM HOLZER FORD

TOM KELLEY BUICK GMC PONTIAC

TOM STENHOUWER AUTO SALES INC

TOM TEPE AUTOCENTER INC

TOM WOOD TOYOTA, INC.

TOMLINSON MOTOR COMPANY OF

TONY ON WHEELS INC

TONY’S AUTO SALES OF

TOP CHOICE AUTO

TOP GUN AUTO SALES LLC

TOTAL CYCLE CARE INC

TOWN & COUNTRY AUTO SALES, LLC

TOWN & COUNTRY FORD, INC.

TOWN & COUNTRY FORD, INC.

TOWNE EAST AUTO

TOYOTA OF CINCINNATI

TOYOTA OF ELIZABETH CITY

TOYOTA OF HOLLYWOOD

TOYOTA OF LOUISVILLE, INC.

TOYOTA OF MCDONOUGH

TOYOTA OF MUNCIE

TOYOTA ON NICHOLASVILLE

TOYOTA WEST/SCION WEST

TRI CITY AUTO SALES

TRIAD AUTOPLEX

TRI-CITY AUTO MART

TRI-COUNTY CHRYSLER PRODUCTS

DEALER NAME

TRIDENT AUTOMOTIVE

TROPICAL AUTO OUTLET

TROPICAL AUTO SALES

TROUTMAN MOTORS, INC.

TROY FORD INC

TRUST MOTORS LLC

TRYON AUTO MALL

TWIN CITY CARS INC

TWISTED METAL MOTORS LLC

U.S. AUTO GROUP, INC.

U-DRIVE

U-DRIVE AUTO LLC

ULTIMATE AUTO DEALS INC

ULTIMATE IMAGE AUTO, INC

UNIQUE AUTO EXCHANGE INC

UNITED AUTO SALES

UNITED LUXURY MOTORS LLC

UNITED SALES AND LEASING, INC

UNITED VEHICLE SALES

UNIVERSAL AUTO PLAZA

UNIVERSAL AUTO PLAZA LLC

UNIVERSITY HYUNDAI OF DECATUR

UNIVERSITY MOTORS

UNIVERSITY NISSAN

UNLIMITED AUTOMOTIVE

UPPER MARLBORO FORD LLC

US 1 CHRYSLER DODGE JEEP

USA AUTO & LENDING INC

USA MOTORCARS

USED AUTO IMPORTS OF FLORIDA

USED CAR FACTORY INC

USED CAR SUPERMARKET

V & V AUTO CENTER INC

VA CARS INC

VADEN NISSAN, INC.

VADEN SUZUKI

VAN PAEMEL SALES

VANN YORK PONTIAC BUICK GMC

VANN YORK PONTIAC, INC.

VANN YORK TOYOTA, INC

VANTAGE MOTORS LLC

VEHICLES 4 SALES, INC.

VELOCITY MOTORS INC

VERACITY MOTOR COMPANY LLC

DEALER NAME

VICTORIA MOTORS, LLC

VICTORY CHEVROLET BUICK

VICTORY CHEVROLET LLC

VICTORY HONDA OF MONROE

VICTORY HONDA OF PLYMOUTH

VICTORY LAP MOTORS

VILLAGE AUTOMOTIVE

VINCE WHIBBS PONTIAC-GMC

VIP AUTO ENTERPRISES INC

VIP AUTO GROUP, INC.

VIP AUTO SALES

VIRGINA MOTOR CO.

VOGUE MOTOR CO INC

VOLVO OF OCALA

VOSS CHEVROLET INC

VULCAN MOTORS LLC

VW OF ORANGE PARK

WADE FORD INC

WAGNER SUBARU

WALDEN AUTOMOTIVE ENTERPRISES

WALDORF FORD, INC.

WALSH AUTO BODY, INC

WALSH HONDA

WALT SWEENEY FORD, INC

WANTED WHEELS INC

WASHINGTON BLVD MOTORS

WAYNE THOMAS CHEVROLET, INC.

WAYNESVILLE AUTO MART

WE-FI MOTORS LLC

WEINE AUTO SALES EAST

WEINLE AUTO SALES

WEST COUNTY NISSAN LLC

WEST END AUTO SALES & SERVICE

WEST KENDALL TOYOTA

WEST SIDE TOYOTA

WESTSIDE MOTOR CO

WHEELS & DEALS AUTO SALES

WHEELS & DEALS AUTO SALES OF

WHEELS MOTOR SALES

WHITEWATER MOTOR COMPANY INC

WHOLESALE DIRECT

WHOLESALE, INC

WILDCAT AUTO SALES

WILDWOOD MOTORS

DEALER NAME

WILLETT HONDA SOUTH

WINDSOR AUTO SALES

WINTER PARK AUTO EXCHANGE INC

WINTER PARK AUTO MALL CORP

WONDERGEM, INC

WOODBRIDGE MOTORS, INC.

WORLD AUTO NET INC

WORLEY AUTO SALES

WOW CAR COMPANY

WRIGHT’S AUTO SALES

WWW.GETAUCTIONCARS.COM

WYRICK AUTO SALES

XCITING AUTO SALES LLC

XL1 MOTORSPORTS, INC

YADKIN ROAD AUTO MART

YARK AUTOMOTIVE GROUP, INC

YERTON LEASING & AUTO SALES

YES AUTO SALES INC

YES AUTOMOTIVE LLC

YOUR DEAL AUTOMOTIVE

ZAPPIA MOTORS

ZEIGLER CHRYSLER DODGE JEEP

ZENA HOLDINGS LLC

ZOMBIE JOHNS KILLER DEALS LLC